UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 27, 2020

Date of Report (date of earliest event reported)

GIGCAPITAL3, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and three-fourths of one Redeemable Warrant	GIK.U	New York Stock Exchange

Common Stock, par value $0.0001 per share	GIK	New York Stock Exchange

Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIK.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Surrender of Founder Shares

On May 18, 2020, GigCapital3, Inc. (the “Company”) completed its initial public offering (“IPO”) of 20,000,000 units (“Public Units”), each Unit consisting of one share of common stock, par value $0.0001 per share (a “Public Share”) and three-fourths (3/4) of one redeemable warrant (a “Public Warrant”), pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-236626). Each whole Public Warrant is exercisable for one share of Common Stock at a price of $11.50 per full share. The Public Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

As previously reported on a Form S-1/A of the Company, on April 22, 2020, the Company entered into an Amended and Restated Subscription Agreement for Founder Shares, dated April 16, 2020 (the “Subscription Agreement”), by and between the Company and GigAcquisitions3, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to acquire 5,735,000 shares (“Founder Shares”) of the common stock, $.0001 par value per share, of the Company, including up to 750,000 Founder Shares that Sponsor agreed to surrender and have cancelled in the event that Nomura Securities International, Inc. (“Nomura”), Oppenheimer & Co. Inc. (“Oppenheimer”), and Odeon Capital Group LLC (together with Nomura and Oppenheimer, the “Underwriters”) did not fully exercise the underwriter over-allotment option.

The Underwriters had 45 days from May 13, 2020 to exercise their over-allotment opinion, which period expired on June 27, 2020. As a result of the Underwriters not exercising their over-allotment option by June 27, 2020, the Sponsor will be obligated, pursuant to the terms of the Subscription Agreement, to surrender and cancel all of the 750,000 Founder Shares held by it that it agreed in the Subscription Agreement to surrender and have cancelled in the event that the Underwriters did not exercise such over-allotment option. Such surrender and cancellation occurred on June 29, 2020.

Separation of Units

On June 29, 2020, the Company issued a press release to announce that holders of the Company’s public units may elect to separately trade the common stock and warrants underlying such public units commencing on July 2, 2020. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated June 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL3, INC.
By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital3, Inc. Board (Principal Executive Officer)

Date: June 30, 2020